ANNUAL REPORT
                               SEPTEMBER 30, 1998

                                      FMI
                                   FOCUS FUND

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
OCTOBER 27, 1998

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/98 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                   FMI FOCUS FUND   STANDARD & POOR'S 500    RUSSELL 2000
12/16/96               $10,000             $10,000             $10,000
12/31/96               $10,245             $10,280             $10,350
3/31/97                $10,736             $10,549              $9,815
6/30/97                $12,709             $12,390             $11,406
9/30/97                $16,796             $13,333             $13,103
12/31/97               $17,391             $13,712             $12,664
3/31/98                $19,876             $15,626             $13,938
6/30/98                $19,687             $16,145             $13,289
9/30/98                $17,838             $14,553             $10,611

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/98

                                                            Annualized
                                                     Total Return*<F1>
                                 Total Return*<F1>     Through 9/30/98
              Total Return*<F1>     For the Year             From Fund
                  Last 3 Months    Ended 9/30/98    Inception 12/16/96
              -----------------   --------------    ------------------
FMI Focus Fund            -9.4%             6.2%                 38.2%
Standard &Poor's 500      -9.9%             9.2%                 23.3%
Russell 2000             -20.1%           -19.0%                  3.4%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholder:

  The third quarter of 1998 was the worst quarter for U.S. stock funds in eight years (since the Gulf War). The average domestic stock fund dropped by 15.02%, according to Lipper Analytical Services. As bad as that statistic appears, it pales in comparison to the 21.52% shellacking incurred by the average small stock fund. Many small-cap funds fared much worse. The average mid-cap fund fell over 17%, according to Morningstar Inc., the Chicago-based financial publisher. The FMI Focus Fund fell 9.4% during the quarter, but was still up 2.5% year-to-date. Certainly, our numbers look good on a relative basis, but we recognize that provides little solace for new investors who bought in at higher prices. We hope that the ensuing discussion will give shareholders a better understanding of what is happening, and more importantly, leave you with a sense of optimism with respect to the opportunity to make meaningful returns from this point forward. Through a series of tables and charts provided by our friend Con Level, from Salomon Smith Barney, we will first show you just how over-sold and inexpensive small- to medium-sized companies have gotten. Then, we will present very encouraging historical data on how hard these small- and medium-cap stocks have typically bounced back.

  The first chart vividly reveals the dismal performance of the 5,734 smallest publicly held companies year-to-date through October 6, 1998. Clearly, the pain wasn't evenly distributed among all companies. The smaller the capitalization, the larger the damage. Indeed, the largest stocks, those with over $20 billion in market value, declined a mere two percent. Even more amazing is that the NASDAQ 100 Index, which is mostly represented by technology giants such as Microsoft, Intel, Cisco Systems, and Dell Computer, was actually up 19.67% during the same time period.

                             UNWEIGHTED PERFORMANCE
   MARKET CAPITALIZATION    12/31/97 THOUGH 10/6/98       # OF COMPANIES
   ----------------------   -----------------------       --------------
   < 250 Million                   -35.75%                    5,734
   250 Million - 2 Billion         -33.43%                    1,929
   2 Billion - 5 Billion           -24.30%                      383
   5 Billion - 20 Billion          -12.67%                      321
   > 20 Billion                     -2.18%                      137
   NASDAQ 100 Index                +19.67%                      100

  We found the next table quite interesting as well. It shows the average decline in stocks, again sorted by market cap, as of September 25, 1998, from their 52 week highs made earlier in the year.

   MARKET CAPITALIZATION    AVERAGE 52-WEEK DECLINE       # OF COMPANIES
   ----------------------   -----------------------       --------------
   < 250 Million                   -53.28%                    5,734
   250 Million - 2 Billion         -34.59%                    1,929
   2 Billion - 5 Billion           -26.77%                      383
   5 Billion - 20 Billion          -23.62%                      321
   > 20 Billion                    -19.35%                      137
   NASDAQ 100 Index                 -5.03%                      100

  Again, it is pretty clear that the smaller- and medium-sized stocks have endured bear market type declines, but the extent of the damage to the market overall has been obfuscated by the limited damage incurred by the Big Caps.

THE PERFECT STORM

  For those of you who have read, or are familiar with Sebastian Junger's book "The Perfect Storm", you'll appreciate the analogy we draw to what has happened to small- and mid-cap equities. The author gives an account of a brutal Nor'easter that hit a fleet of fishing boats off the coast of Boston in the fall of 1991. This "100 year storm" generated 150 foot high waves, destroying nearly everything in its path. In the case of the stock market, an economic tsunami -- described in our 3rd fiscal quarter letter -- descended upon us from Asia (see our web page, www.fiduciarymgt.com). In the novel, many meteorological factors coincided to produce a perfect storm. Likewise, in the market, many economic and political events combined to create a true panic in small-cap land. President Clinton lost his scruples, Russia devalued its rubles, investors feared "real" devaluation in Brazil, hedge funds like Long Term Capital Management (oxymoron?) were bailed out or hung out to dry, Congress debated Presidential impeachment, and many companies pre-released disappointing earnings. From a capital markets perspective, investors around the globe were flocking to what they deemed to be safe investments -- Treasury bills, notes, and bonds, and large multi-national stocks. However, where there is extreme comfort, there rarely is opportunity. The profound flight to "quality" has left Treasuries yielding less than 5% and large-cap stocks sporting very rich price-to-earnings ratios both in absolute and relative terms. For those investors not intimately familiar with stock market "jargon", the price-to-earnings ratio, or P/E, is the multiple of earnings that the stock is selling at. A high P/E typically reflects enthusiastic investors bidding up a stock price relative to the underlying earnings, and the higher the P/E, the higher the implicit level of expectations with respect to the company's future prospects.

  Dell Computer provides an example of just how extreme, in our view, so-called "quality" stocks have been bid up vis-a-vis smaller stocks. Dell Computer's market capitalization is now approximately $82 billion (1.3 billion shares outstanding times $62.50 per share). That is the price you would have to pay if you wanted to buy the entire company. After-tax earnings estimates for the PC giant are $1.3 billion this year. Thus, Dell is selling at about 61 times earnings, or a 61 P/E multiple. To put that in perspective, most of the stocks in the FMI Focus Fund have P/E's of between 10 and 16 times earnings. On that basis alone, Dell's stock seems to have already discounted a pretty bright future. Indeed, in an exercise outlined in the October edition of Grants Interest Rate Observer, it was pointed out that even if Dell captured 100% of the 80 million computers forecasted to be shipped worldwide this year, the
                                                  ---------
company would still only earn $8 billion in net income (assuming an average
price of $2,000 per computer and a 5% net margin).   Dell is certainly a
terrific company, but the risk/reward ratio in the stock seems less than compelling. Incidentally, we have noticed some inside selling going on at Dell.

THE CASE FOR SMALL-CAP STOCKS:  UPSIDE TO THE UPHEAVAL

  It's VERY UNCOMFORTABLE for most investors to consider investing in small companies at this time. But, the stocks have been badly beaten up and are selling at reasonable valuations. Many are selling below book value and less than 10 times earnings, simply because the public has abandoned them. The public and institutional investors alike are clearly infatuated with the big-cap "quality" names. They have flocked to them in a panic. We present one last chart on the subject before moving on to the much more interesting topic of reviewing two recent additions to the portfolio. The graph below plots the relative valuation (P/E) for small- and mid-cap growth stocks to larger-cap issues. Using the well-known T. Rowe Price New Horizons Fund as a proxy, one can see that the relative value of small companies has fallen to an unprecedented low. The relevancy of this chart to investors is that in the past, each time small-caps became this cheap, the subsequent period's returns were very rewarding as seen in the last table presented.

                [Chart - NEW HORIZONS FUNDS P/E RELATIVE TO THE S&P 500
                   FOR 1961-1998.  ESTIMATED RELATIVE P/E 10/8/98 = 0.85]

            PERFORMANCE COMPARISON OF NEW HORIZONS FUND VS. S&P 500

                 NEW                                     NEW
            HORIZONS FUND   S&P 500                 HORIZONS FUND    S&P 500
           --------------   -------                --------------    -------
1977:  1 Year  35.93%        -0.42%    1990: 1 Year     55.03%       29.10%
       3 Year  73.20%         8.24%          3 Year     94.70%       55.99%
       5 Year  81.74%        22.12%          5 Year    123.46%       96.12%

NEW ADDITIONS

  Recently, Milwaukee businessman and FMI Focus Fund investor, Henry H. Uihlein, offered us some counsel in a recent letter. He advised us to overlook this year's debacle, and to focus on positioning the portfolio for 1999 performance. We couldn't agree more, and towards that end we began to accumulate two beaten down stocks that we hope will prove to be excellent investments over the next couple of years: Anicom, Inc. and Arrow Electronics.

  Anicom, Inc. is one of the fastest growing distributors of voice & data, electronic, fiber optic, and industrial wire & cable, and connectivity products in the United States. Its fiery Chairman, Alan Anixter, and his brother William are the Wright Brothers of the wire & cable distribution business. They created this industry in the early 1950s by cutting electrical wire to length for contractors. In 1967, the brothers took their $10 million company public. They built Anixter Brothers (now called Anixter International) through a series of over 40 acquisitions, product expansions, and a commitment to providing excellent customer service. Growth was also stimulated by industry happenings, such as the divestiture of AT&T, and the rapid expansion of the cable television industry. In 1986, the Anixter Bros., Inc. was sold for $572 million to Intel Corporation. Two years later with sales over $1 billion, Alan Anixter left the organization.

  In February 1995, the Anicom management team took their $20 million company public. Proceeds from the offering and some follow-on private placements have been used to make a series of acquisitions and support internal growth, just as the first Anixter organization did some 40 years ago. Some of the dynamics driving the growth of the industry today include: The Telecommunications Act of 1996, the exponential use of the internet, the need for greater computing power within organizations, increased demand for better sound & security systems in businesses, and continuous cabling upgrades. In a little over five years, management has grown the company to a run-rate of over $500 million.

  In September, the company announced an acquisition of a Canadian electrical wire & cable distribution specialist, Texcan Cables. The company paid a bit more for Texcan than previous mergers, but this transaction increases Anicom's geographic footprint and there is considerable room for sales synergies by incorporating communications wiring product lines. When an analyst claimed that the deal was fifteen cents dilutive, the stock got crushed. We immediately contacted management in order to discuss the dilution issue, and were convinced that the deal was actually accretive. Our experience in this sector enabled us to act quickly (Note: FMI Focus Fund analyst Glenn Primack once worked with Anicom COO Carl Putnam at Anixter). We have analyzed Anicom's stock in the past, loved the story, but it did not meet our valuation parameters (the stock always sold at a hefty premium to its peers) with a 20-30x P/E multiple. Today, the price is $7 with a $0.70 estimate for next year. At 10 times the December 1999 estimate, and the capacity to grow the business well above this level while generating cash, we took advantage of the sell-off to accumulate shares.

  Arrow Electronics, Inc. is the world's largest distributor of semiconductors, connectors, passive components, and computer systems with sales expected to exceed $8 billion next year. We recently purchased the stock at around $12-1/2, down more than 50% from its high. The shares have languished due to a supply glut in the semiconductor industry, the Asian economic crisis, and a slowdown in the computer business. These are negative short-term factors, but in the long run electronics is still a terrific growth business and we believe that another cycle in computers and other goods containing electronic components is not too far away. Arrow's size and great geographic reach makes it a prime beneficiary of the trend by both suppliers and customers to rely more on the electronics distribution channel. Chip-makers want to focus on their core competencies, and concentrate their efforts on research and development, product design, and marketing programs. Distribution becomes increasingly important as product cycles shorten and technological innovation requires more capital.
Consequently, suppliers are depending more on fewer distributors to provide logistics, as well as the marketing and technical service support for their products in the marketplace. In return for this product support, manufacturers provide distributors with sales referrals and the right to return certain amounts of inventory and obsolete products for credit. Customers are partnering with fewer distributors to provide one-stop shopping, inventory management, kitting, and contract assembly.

  At this time, we believe Arrow Electronics is a classic FMI Focus Fund name. The company has an incredibly strong brand name. It is the industry leader, and was the first electronic component distributor to structure its business around customer segments and their specific needs. There has been a slowdown in the erosion of average selling prices. The company recently acquired Richey Electronics and the Electronics Distribution Group of Bell Industries. These two deals increase Arrow's exposure to small-to-medium-sized North American customers, strengthen its connector/passive product mix, and could add a dime to our conservative $1.85 calendar 1999 EPS estimates. The expectations are low, the risk is low, but the potential returns are high!!! Even without a turnaround in the technology sector, the stock should trade well above our $12-1/2 entrance price.

  The Board of Directors has declared a distribution of $0.01891 from net long-term realized capital gains and $0.5993 from net short-term capital gains. Your distribution confirmation is enclosed.

  In closing, we would like to thank our sell-side, buy-side, and industry contacts for their invaluable input of investment ideas, research, sounding board roles, and always giving us "the heads-up". This powerful network definitely aided our performance this fiscal year. We would also like to thank our shareholders for their continuing support through a very difficult period. The volatility has been unnerving. As large shareholders ourselves, we are acutely aware of it. But, the best opportunities come out of periods like these. We believe we have picked up some terrific companies during the turmoil and look forward to reaping the benefits when the markets stabilize.

Sincerely,

/s/Ted D. Kellner                /s/ Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

  PS: In an effort to improve communications with our shareholders, we can now be contacted via our website www.fiduciarymgt.com, and look forward to your input and comments.

  PPS: We would also like to thank L. Keith Mullins of Salomon Smith Barney for most of the data found in the tables and charts in this report.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund                                 100 East Wisconsin Avenue
REPORT OF INDEPENDENT ACCOUNTANTS              Suite 1500
                                               Milwaukee, WI 53202

(PricewaterhouseCoopers Logo)

October 27, 1998

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMIFocus Fund (the "Fund") at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended September 30, 1998 and for the period December 16, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

  /s/ PricewaterhouseCoopers LLP

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998

ASSETS:
 Investments in securities, at value (cost $17,499,169)         $17,424,183
 Receivable for investments sold                                  2,247,632
 Deferred organizational expenses                                    19,349
 Dividends and interest receivable                                   15,535
                                                               ------------
     Total assets                                               $19,706,699
                                                               ------------
                                                               ------------
LIABILITIES:
 Payable to brokers for investments purchased                   $   379,390
 Payable to adviser for management, administrative
   fees and deferred expenses                                        41,902
 Other liabilities                                                   21,699
                                                               ------------
     Total liabilities                                              442,991
                                                               ------------
NET ASSETS:
 Capital Stock, $0.01 par value;
   500,000,000 shares authorized;
   1,271,739 shares outstanding                                  19,139,545
 Net unrealized depreciation on investments                         (74,986)
 Accumulated net realized gains on investments,
   securities sold short and put options                            199,149
                                                               ------------
     Net assets                                                  19,263,708
                                                               ------------
     Total liabilities and net assets                           $19,706,699
                                                               ------------
                                                               ------------
CALCULATION OF NET ASSET VALUE:
 Offering and redemption price per share
   ($19,263,708 / 1,271,739 shares outstanding)                 $     15.15
                                                               ------------
                                                               ------------

  The accompanying notes to financial statements are an integral part of this statement.


FMI Focus Fund
SCHEDULE OF INVESTMENTS
September 30, 1998

                                                                      QUOTED
                                                                      MARKET
SHARES                                                  COST           VALUE
------                                                  ----          ------
LONG-TERM INVESTMENTS -- 95.2% (A)<F3>
COMMON STOCKS -- 95.0% (A)<F3>

           BANKS/SAVINGS & LOANS  -- 9.9%
  10,000   Amcore Financial Inc.                      $241,675       $227,500
   3,300   Bay Bancshares, Inc.                         52,800         41,045
  36,200   Blackhawk Bancorp, Inc.                     526,555        515,850
  10,000   Home Federal Bancorp                        312,500        230,000
   8,000   Local Financial*<F2>                         80,000         69,000
  11,800   National City Bancorp*<F2>                  339,500        330,400
  10,000   Prime Bancshares, Inc.                      175,000        172,500
  12,000   Union Bankshares Ltd.*<F2>                  158,250        144,000
                                                    ----------     ----------
                                                     1,886,280      1,730,295
           CABLE TELEVISION & RELATED -- 13.7%
   3,000   Adelphia Communications Corp.*<F2>           96,000        117,375
  20,000   Century Communications Corp.*<F2>           366,094        477,500
  16,000   Channell Commercial Corp.*<F2>              209,210        134,000
  30,000   Jones Intercable Inc.*<F2>                  464,245        746,250
  10,000   Scientific-Atlanta, Inc.                    203,731        211,250
  25,000   TCA Cable TV, Inc.                          627,844        703,125
                                                    ----------     ----------
                                                     1,967,124      2,389,500
           COMPUTERS & ELECTRONICS -- 12.3%
  25,000   Arrow Electronics, Inc.*<F2>                337,139        328,125
  30,100   Bell & Howell Co.*<F2>                      766,318        780,734
  20,000   Methode Electronics, Inc.                   275,625        300,000
  49,000   MicroTouch Systems, Inc.*<F2>               728,544        612,500
   5,000   Raychem Corp.                               184,057        121,875
                                                    ----------     ----------
                                                     2,291,683      2,143,234
           CONSUMER PRODUCTS & RETAIL -- 3.3%
  14,000   Elder-Beerman Stores Corp.*<F2>             268,000        243,250
  16,000   Jostens, Inc.                               346,366        332,000
                                                    ----------     ----------
                                                       614,366        575,250

           FINANCIAL SERVICES -- 7.1%
  10,200   Freedom Securities Corp.                    148,534        135,150
  35,000   Heller Financial, Inc.*<F2>                 799,755        840,000
  15,500   Willis Lease Finance Corp.*<F2>             290,750        257,688
                                                    ----------     ----------
                                                     1,239,039      1,232,838
           FOREST PRODUCTS/PAPER -- 0.8%
  10,000   Wausau-Mosinee Paper Corp.                  136,850        143,750

           HEALTH INDUSTRIES -- 4.8%
  32,375   Covance Inc.*<F2>                           660,422        839,743

           INDUSTRIAL PRODUCTS -- 3.8%
  35,650   General Cable Corp.                         683,470        659,525

           INDUSTRIAL SERVICES -- 0.9%
  15,000   White Cap Industries, Inc.*<F2>             261,250        153,750

           INSURANCE -- 20.1%
  14,000   Chicago Title Corp.                         610,027        617,750
  23,000   CNA Surety Corp.*<F2>                       328,583        333,500
  10,160   Delphi Financial Group, Inc.*<F2>           399,166        400,050
  18,000   Enhance Financial Services Group Inc.       564,503        532,134
  21,000   Financial Security Assurance Holdings Ltd.  982,267      1,023,750
   7,000   Reinsurance Group of America                335,045        362,250
  15,900   Stirling Cooke Brown Holdings Ltd.          339,515        234,525
                                                    ----------     ----------
                                                     3,559,106      3,503,959
           TELECOMMUNICATION/MEDIA -- 13.0%
  13,000   ADC Telecommunications, Inc.*<F2>           328,750        274,625
  55,000   Anicom, Inc.*<F2>                           421,876        371,250
  23,900   Imax Corp.*<F2>                             506,521        478,000
  25,000   Paging Network, Inc.*<F2>                   268,750        150,775
  20,000   PRIMEDIA Inc.*<F2>                          231,450        217,500
   9,000   Superior TeleCom Inc.                       263,632        435,375
  14,500   Tollgrade Communications Inc.*<F2>          313,919        188,500
  20,000   Ziff-Davis Inc.*<F2>                        163,075        145,000
                                                    ----------     ----------
                                                     2,497,973      2,261,025

           OIL SERVICES -- 1.5%
  17,000   Pogo Producing Co.                          229,333        253,946

           TRANSPORTATION -- 3.8%
  20,000   Midwest Express Holdings, Inc.*<F2>         613,350        670,000
                                                    ----------     ----------
             Total common stocks                    16,640,246     16,556,815
OPTIONS -- 0.2% (A)<F3>
      15   General Electric Co. put options,
             expiration January 16, 1999,
             exercise price $80.00 (b)<F4>               6,277         10,125
      15   General Electric Co. put options,
             expiration January 16, 1999,
             exercise price $85.00 (b)<F4>               8,903         13,500
                                                    ----------     ----------
             Total options                              15,180         23,625
                                                    ----------     ----------
             Total long-term
                investments                         16,655,426     16,580,440

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS -- 4.8% (A)<F3>
           VARIABLE RATE DEMAND NOTE
$843,743   Firstar Bank U.S.A., N.A.                   843,743        843,743
                                                    ----------     ----------
             TOTAL INVESTMENTS (100%)              $17,499,169    $17,424,183
                                                    ----------     ----------
                                                    ----------     ----------

*<F2>     Non-income producing security.
 (a)<F3> Percentages for the various classifications relate to total investments.
 (b)<F4> The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

          For the year ended September 30, 1998, the FMI Focus Fund had purchased the following put options:
                                                          # OF
                                                       CONTRACTS       COST
                                                       ---------       -----
          Balance at October 1, 1997                        0      $       0
          Options purchased
            (General Electric Co. 9/98)                   100         26,750
          Options purchased
            (General Electric Co. 1/99)                    30         15,180
          Options expired                                  --             --
          Options closed                                 (100)       (26,750)
                                                         -----     ---------
          Balance at September 30, 1998                    30      $  15,180
                                                         -----     ---------
                                                         -----     ---------



  The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1998

INCOME:
  Dividends                                                          $ 76,487
  Interest                                                             26,438
                                                                     --------
      Total income                                                    102,925
                                                                     --------
EXPENSES:
  Management fees                                                     172,533
  Professional fees                                                    43,397
  Registration fees                                                    33,853
  Administrative services                                              28,354
  Custodian fees                                                       15,272
  Transfer agent fees                                                  12,494
  Printing and postage expenses                                        11,495
  Amortization of organizational expenses                               5,954
  Board of Directors fees                                                 900
  Other expenses                                                        7,888
                                                                     --------
  Total operating expenses before interest expense                    332,140
  Interest expense                                                     46,204
                                                                     --------
      Net expenses                                                    378,344
                                                                     --------
NET INVESTMENT LOSS                                                  (275,419)
                                                                     --------
REALIZED GAINS AND (LOSSES) ON INVESTMENTS:
  Net realized gain on securities                        $669,919
  Net realized loss on short positions                    (78,658)
  Net realized gain on put options                          6,531
                                                         --------
NET REALIZED GAIN ON INVESTMENTS                                      597,792
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               (480,785)
                                                                     --------
NET GAIN ON INVESTMENTS                                               117,007
                                                                     --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(158,412)
                                                                     --------
                                                                     --------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended September 30, 1998 and For the Period from December 16, 1996 (commencement of operations) to September 30, 1997

                                                     1998             1997
                                                  ----------       ----------
OPERATIONS:
 Net investment loss                              $ (275,419)      $  (20,220)
 Net realized gain on investments                    597,792          524,136
 Net (decrease) increase in unrealized
   appreciation on investments                      (480,785)         405,799
                                                  ----------       ----------
   Net (decrease) increase in net assets
     resulting from operations                      (158,412)         909,715
                                                  ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Dividend from net investment income
   ($0.0150 per share)                                    --             (818)
 Distributions from net realized gains
   ($0.4782 and $1.8971 per share, respectively)    (278,771)        (355,365)
                                                  ----------       ----------
   Total distributions                              (278,771)*<F5>   (356,183)
                                                  ----------       ----------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued
   (1,038,885 and 316,306 shares, respectively)   16,465,542        4,178,695
 Net asset value of shares issued
   in distributions (15,049 and 24,664 shares,
   respectively)                                     215,951          339,335
 Cost of shares redeemed
   (132,094 and 1,071 shares, respectively)       (2,136,896)         (15,268)
                                                  ----------       ----------
   Net increase in net assets derived
     from Fund share activities                   14,544,597        4,502,762
                                                  ----------       ----------
   TOTAL INCREASE                                 14,107,414        5,056,294
NET ASSETS AT THE BEGINNING OF THE PERIOD          5,156,294          100,000
                                                  ----------       ----------
NET ASSETS AT THE END OF THE PERIOD              $19,263,708       $5,156,294
                                                  ----------       ----------
                                                  ----------       ----------
*<F5>See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                                                FOR THE PERIOD FROM
                                                                             YEAR ENDED       DECEMBER 16, 1996+<F6> TO
                                                                         SEPTEMBER 30, 1998      SEPTEMBER 30, 1997
                                                                         -------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                          $ 14.74                  $ 10.00
Income from investment operations:
  Net investment loss (a)<F9>                                                   (0.17)                   (0.04)
  Net realized and unrealized gains on investments                               1.06                     6.69
                                                                               ------                   ------
Total from investment operations                                                 0.89                     6.65
Less distributions:
  Dividend from net investment income                                              --                    (0.01)
  Distribution from net realized gains                                          (0.48)                   (1.90)
                                                                               ------                   ------
Total from distributions                                                        (0.48)                   (1.91)
                                                                               ------                   ------
Net asset value, end of period                                                $ 15.15                  $ 14.74
                                                                               ------                   ------
                                                                               ------                   ------
TOTAL INVESTMENT RETURN                                                          6.2%                   68.0%*<F7>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                         19,264                    5,156
Ratio of operating expenses (after reimbursement)
  to average net assets (b)<F10>                                                2.34%                    2.75%**<F8>
Ratio of interest expense and dividends on short
  positions to average net assets                                               0.33%                    0.17%**<F8>
Ratio of net investment loss to average net assets (c)<F11>                    (1.94%)                  (1.85%)**<F8>
Portfolio turnover rate                                                        402.2%                   298.2%

  +<F6>     Commencement of operations.
  *<F7>     Not annualized.
  **<F8>    Annualized.
  (a)<F9>   Net investment loss before interest expense and dividends on short positions for the year ended September 30, 1998 and for the period ended September 30, 1997 was ($0.14) and ($0.04), respectively. In
            1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F10>  Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F8>.
  (c)<F11>  Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F8>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 1998


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index contracts, options and stock index futures contracts, and options on securities and stock indexes.

 (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

 (b) Net realized gains and losses on common stock are computed on the identified cost basis.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

 (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. As of September 30, 1998 there were no short positions in the Fund.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI, for the period from October 1, 1997 through December 31, 1997, a monthly management fee at the annual rate of 1% of the daily net assets. Effective January 1, 1998, the Fund pays a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

   Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 1998.

(3)  CREDIT FACILITY --

   Firstar Bank Milwaukee, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities.
 The Agreement is renewed annually. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan.
 Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (8.00% on September 30, 1998) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. During the year ended September 30, 1998, the Fund had an outstanding average daily balance of $460,616 under the Agreement. The maximum amount outstanding during that period was $2,000,000. Interest expense amounted to $46,204 for the year ended September 30, 1998. At September 30, 1998, the Fund had no borrowings outstanding under the Agreement.

(4)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains, if any, are distributed to shareholders. On October 27, 1998, the Fund distributed $769,961 from net short-term realized gains ($0.59930 per share) and $24,294 from net long-term realized gains ($0.01891 per share). The distributions were declared on October 26, 1998 to shareholders of record on October 23, 1998.

(5)  DEFERRED EXPENSES --

   Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 1998 were $19,349.

(6)  INVESTMENT TRANSACTIONS --
   For the year ended September 30, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $66,479,990 and $55,381,551, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of September 30, 1998, liabilities of the Fund included the following:

      Payable to brokers for securities purchased             $   379,390
      Payable to FMI for management,
        administrative fees and deferred expenses                  41,902
      Other liabilities                                            21,699

(8)  SOURCES OF NET ASSETS --

   As of September 30, 1998, the sources of net assets were as follows:

      Fund shares issued and outstanding                      $19,139,545
      Net unrealized depreciation on investments                  (74,986)
      Accumulated net realized gains on investments               199,149
                                                              -----------
                                                              $19,263,708
                                                              -----------
                                                              -----------

   Aggregate net unrealized depreciation as of September 30, 1998, consisted of the following:

      Aggregate gross unrealized appreciation                 $ 1,289,127
      Aggregate gross unrealized depreciation                  (1,364,113)
                                                              -----------
          Net unrealized depreciation                         $   (74,986)
                                                              -----------
                                                              -----------

(9)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

   In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The Fund did not pay any long-term capital gains distributions.

   The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
 September 30, 1998 was 4%.

(10) MATTERS SUBMITTED TO A SHAREHOLDER VOTE (UNAUDITED) --

   During fiscal 1998, a special shareholders meeting was held and the following matters were approved by at least 83% of the voting shares: (a) Election of Directors and (b) New Investment Advisory Agreement with FMI.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.